Exhibit 99.1

PRESS RELEASE

June 30, 2011

CONTACT:	ECB Bancorp, Inc.
A. Dwight Utz, President and CEO
(252) 925-5509
(800) 849-2265
Thomas M. Crowder, Executive Vice President and CFO
(252) 925-5520
(252) 925-8491 (F)

FOR IMMEDIATE RELEASE

ECB BANCORP, INC. ANNOUNCES $75 MILLION

PRIVATE PLACEMENT STOCK OFFERING

ENGELHARD, N.C.-ECB Bancorp, Inc. (NASDAQ:ECBE) (“ECB” or the “Company”), the parent company of East Carolina Bank (the “Bank”), announced today that it has entered into an agreement with certain institutional investors to issue $75 million in Company common stock in a private placement offering, subject to the receipt of shareholder and regulatory approval. In connection with the transaction, the Company will issue $75 million in common stock to investors at a price of $16.00 per share. The Company anticipates that, upon consummation of the transaction, the proceeds of the offering will be used to support the Company’s future operational growth, to redeem the Company’s $17.8 million of preferred stock (subject to regulatory approval) and associated warrants previously issued pursuant to the TARP Capital Purchase Program, to further enhance the capital of East Carolina Bank and for other general corporate purposes.

“We are pleased to announce the $75 million common stock offering, which we believe will be beneficial to our shareholders and will enhance our strategic opportunities to grow and diversify our geographic footprint, including organic growth, de novo market expansion, and potential future acquisitions,” stated A. Dwight Utz, President and CEO of ECB Bancorp, Inc. “The Board of Directors and management of the Company are also pleased to align ourselves with the investors in the offering. Patriot Financial Partners, L.P. and Endicott Management Company, along with the other investors in the transaction, are experienced investors who will bring additional expertise and focus to our Company.”

Private Placement Terms

The private placement will total $75 million and include the sale of 4,687,500 shares of Company common stock at $16.00 per share. In addition, the Company will issue to investors warrants with five-year terms that are convertible into voting or non-voting common stock at an exercise price of $8.00 per share. The amount of shares of common stock subject to exercise under the warrants will equal 25% of the number of shares of common stock to be issued to the investors in the private placement. As part of the private placement, three investors will be granted the right to appoint an individual to the Board of Directors of the Company and the Bank.

The consummation of the transaction is subject to customary regulatory and shareholder approvals. The Company will promptly call a special meeting of shareholders to vote on the transaction and will distribute related proxy materials to shareholders in advance of the meeting that contain more detailed information regarding the transaction. All directors and executive officers of the Company have agreed to vote their shares of Company common stock in favor of the transaction. The Company currently anticipates that the transaction will be consummated in the fourth quarter of 2011.

Upon the consummation of the transaction, the Company will also conduct a rights offering to existing Company shareholders of up to $10 million of common stock at a price of $16.00 per share.

The private placement involves the sale of securities in private transactions that will not be registered under the Securities Act of 1933, as amended, and will be subject to the resale restrictions promulgated thereunder. Such securities being sold in the private placement may not be offered or sold absent registration or an applicable exemption from registration. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the SEC and mail to its shareholders a proxy statement in connection with the transactions contemplated in this press release (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. Information regarding our directors and executive officers is contained in the Company’s proxy statement filed with the SEC on April 13, 2011. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The written materials described above and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov.

About ECB Bancorp, Inc.

ECB Bancorp, Inc. is a bank holding company, headquartered in Engelhard, North Carolina, whose wholly-owned subsidiary, The East Carolina Bank, is a state-chartered, independent community bank insured by the FDIC. The Bank provides a full range of financial services through its 25 offices covering eastern North Carolina from Currituck to Ocean Isle Beach and Greenville to Hatteras. The Bank also provides mortgages, insurance services through the Bank’s licensed agents, and investment and brokerage services offered through a third-party broker-dealer. The Company’s common stock is listed on The Nasdaq Global Market under the symbol “ECBE”. More information can be obtained by visiting ECB’s web site at www.myecb.com (which is not a part of this press release).

“Safe Harbor Statement” Under the Private Securities Litigation Reform Act of 1995

Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, expectations or beliefs about future events or results, and other statements that are not descriptions of historical facts, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “feels”, “believes”, “estimates”, “predicts”, “forecasts”, “potential” or “continue”, or similar terms or the negative of these terms, or other statements concerning opinions or judgments of the Company’s management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to: the regulatory and shareholder approvals required for the private placement may not be obtained or may not be obtained on the terms expected or on the schedule that we anticipate; and other closing conditions for the private placement may not be satisfied. In addition, factors that could have a material impact on the results of operations of the Company include, but are not limited to, pressures on the Company’s earnings, capital and liquidity resulting from current and future conditions in the credit and equity markets; the financial success or changing strategies of the Company’s customers; actions of government regulators or changes in laws, regulations or accounting standards that adversely affect our business; changes in the interest rate environment and the level of market interest rates that reduce our net interest margins and/or the values of loans we make and securities we hold; weather and similar conditions, particularly the effect of hurricanes on the Company’s banking and operations facilities and on the Company’s customers and the communities in which it does business; continued or unexpected increases in credit losses in the Company’s loan portfolio; continued adverse conditions in general economic conditions and real estate values in our banking market (particularly as those conditions affect our loan portfolio, the abilities of our borrowers to repay their loans, and the values of loan collateral); and other developments or changes in our business that we do not expect. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. All forward-looking statements attributable to the Company are expressly qualified in their entirety by the cautionary statements in this paragraph. The Company has no obligation, and does not intend, to update these forward-looking statements.

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